SECURITIES AND EXCHANGE COMMISSION
                                       Washington, D.C.  20549
                                            ______________



                                                FORM 8-K


                                            CURRENT REPORT
                                PURSUANT TO SECTION 13 OR 15(d) OF THE
                                     SECURITIES EXCHANGE ACT OF 1934



            Date of report (Date of earliest event reported) April 14, 1998
                                               ______

    Nevada           Viropro, Inc.                      13-3124057
_____________      _______________________________________    __________
(State or other    (Exact Name of registrant as specified     (I.R.S.
incorporation or           in its charter)                     Employer
organization)                                                  Identification
                                                               Number)



      6601 Lyons Road, Suite C-12, Coconut Creek,  Florida            33073
      (Address of Principal Executive Offices)                      (Zip Code)

     Registrant's telephone number, including area code: (954) 420-0882

                             _____________


Former Name, Former Address and Former Fiscal Year, if Changed Since Last
Report

Food Concepts, Inc., 6601 Lyons Road, Suite C-12, Coconut Creek, Florida,
33073

Item 5. Change of Corporate Name, the Resignations of Food Concepts, Inc.'s Officers
            and Directors and the Appointment of Officer's and Directors of Viropro, Inc.

     Pursuant to the Merger and Acquisition Agreement filed previously the Corporate name of the Surviving Corporation formed by the Merger of Food Concepts, Inc. and Insecta Sales and Research, Inc. is Viropro, Inc. This name change has been filed with the State of Nevada.

     Additionally pursuant to the aforementioned Merger and Acquisition Agreement dated March 31, 1998, the Registrant accepted the following resignations of the officers and directors of Food Concepts. Inc.:

Resignation


I, Herb Glaubman, do hereby resign as President and Chairman of the Board of Directors of Food Concepts, Inc. This resignation is to take effect immediately.





By:  /s/ Herb Glaubman
             Herb Glaubman


Date: March 31, 1998
PAGE
      Resignation


I, Frances Glaubman, do hereby resign as Secretary and a Member of the Board of Directors of Food Concepts, Inc. This resignation is to take effect immediately.





By: /s/ Frances Glaubman
           Frances Glaubman


Date: March 31, 1998

Resignation


I, the undersigned do hereby resign as Member of the Board of Directors of Food Concepts, Inc. This resignation is to take effect immediately.





By: /s/Harold Strulowitz
      Harold Strulowitz


Date: March 31, 1998

Election of New Officers and Appointment of new Directors:

     The majority of the shareholders of the Surviving Corporation, Viropro, Inc. have elected the following individuals to the Board of Directors and as Officers of the Corporation:

     Pat Quinlan - President and Director
           Hugh Johnson - Secretary, Treasurer and Director
           Richard Verdiramo - Director

                                         SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            VIROPRO, INC.
                                            Registrant

                                            By: /s/ Pat Quinlan
                                                Pat Quinlan, President

Dated:    April 16, 1998

                               INDEX TO EXHIBITS


(1)    Underwriting agreement

         Not Applicable.

(2) Plan of acquisition, reorganization, arrangement, liquidation or succession
         Not Applicable.

(4) Instruments defining the rights of security holders, including indentures
         Not Applicable.

(16)   Letter referencing change in certifying accountant
          Not Applicable.

(17)    Letter referencing director resignation
          Not Applicable.

(20)    Other documents or statements to security holders
           Not Applicable.

(23)     Consents of experts and counsel
            Not Applicable.

(24)      Power of attorney
             Not Applicable.

(27)      Financial Data Schedule
             Not Applicable.

(99)       Additional Exhibits
             None.